UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 21, 2005

                            BEACON POWER CORPORATION
               (Exact Name of Registrant as Specified in Charter)

              DELAWARE                       001-16171           04-3372365
  (State or Other Jurisdiction of     (Commission File Number)  (IRS Employer
            Incorporation)                                   Identification No.)

                         234 BALLARDVALE STREET
                             WILMINGTON, MA                      01887
                (Address of Principal Executive Offices)      (Zip Code)

     Registrant's telephone number, including area code: 978-694-9121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                 Section 5 - Corporate Governance and Management

     Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On July 21, 2005, the Board of Directors of Beacon Power Corporation (the "Company") elected Lisa W. Zappala to serve as a director of the Company. There was no arrangement or understanding pursuant to which Ms. Zappala was selected as a director. It is currently anticipated that Ms. Zappala will serve on the Company's Audit Committee.

         The Company issued a press release on July 27, 2005 announcing the election of Ms. Zappala, which is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.


                  Section 9 - Financial Statements and Exhibits

     Item 9.01. Financial Statements and Exhibits.

         (c)      Exhibits

         99.1     Press Release dated July 27, 2005


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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BEACON POWER CORPORATION



Date:  July 27, 2005               By:/s/ James M. Spiezio
                                      -----------------------
                                 Name:  James M. Spiezio
                                Title:  Vice President and Chief Financial
                                        Officer


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                                  Exhibit Index
                                  -------------

Exhibit No.                Description
-----------                -----------

    99.1              Press Release dated July 27, 2005